UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES ACT OF 1934

Date of Report (date of earliest event reported):  June 29, 2003

                                  IGI, INC.
           (Exact name of registrant as specified in its charter)

            DELAWARE                  1-08568                01-0355758
(State or other jurisdiction of     (Commission            (IRS Employer
 incorporation or organization)     File Number)       Identification Number)

           105 LINCOLN AVENUE
           BUENA, NEW JERSEY                                   08310
(Address of principal executive offices)                     (Zip Code)

                               (856) 697-1441
            (registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                             Yes [X]      No [ ]

          SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

     Statements in this Current Report on Form 8-K regarding IGI, Inc.'s ("IGI" or "the Company") contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, without limitation, IGI's ability to realize anticipated benefits and opportunities and to implement successfully proposed strategies; competitive pressures; and the other factors described in IGI's Annual Report on Form 10-K for the year ended December 31, 2002, which factors are incorporated herein by reference. The Company cautions readers to consider carefully these and other such factors. Further, such forward-looking statements speak only as of the date on which such statements are made. The Company disclaims any intention or obligation to update forward-looking statements as a result of developments occurring after the date of this document.

      The Company's Web site address is www.askigi.com. References, if any, in this Current Report on Form 8-K and the exhibits hereto, if any, to www.askigi.com, any variations thereof or any other uniform resource locator,


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or URL, are inactive textual references only. The information on the
Company's Web site or at any other URL is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part of this document.


Item 5.  Other Events.

Appointment of Frank Gerardi as Chairman of the Board of Directors of IGI, Inc.
-------------------------------------------------------------------------------

      On June 27, 2003, the Board of Directors unanimously elected Frank Gerardi as Chairman of the Board of Directors to fill the vacancy in office resulting from the resignation of Earl Lewis occurring on the same date. Mr. Lewis resigned as Chairman for personal reasons unrelated to the operations or management of the Company. Mr. Gerardi's appointment as Chairman was effectively immediately.


John Ambrose to Step Down as President and Chief Executive Officer
------------------------------------------------------------------

      Separately, on June 27, 2003, John Ambrose, the Company's President and Chief Executive Officer, announced his intention to step down as President & CEO on December 31, 2003, or at such earlier date as the Company determines it has located a candidate to succeed Mr. Ambrose in office. Mr. Ambrose's has decided to leave the Company for personal reasons unrelated to the operations or management of the Company.

                                  SIGNATURE
                                  ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           IGI, Inc.


                                       By: /s/Domenic N. Golato
                                           -----------------------
                                           Domenic N. Golato,
                                           Chief Financial Officer

Dated: July 2, 2003


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